Exhibit 99.2

Novel and Biogeneric Protein
Therapeutics

BIO International
Convention

May 7, 2007

Dr. David Aviezer

President & CEO

Safe Harbor Statement

To the extent that statements in this document are not strictly historical, all such statements are forward-
looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Drug discovery and development involve a high degree of risk. Factors that might cause such a material difference include, among others, the inherent risks and uncertainties in developing drug platforms and products of the type we are developing; delays in our preparation and filing of applications for regulatory approval; delays in the approval or potential rejection of any applications we file with the FDA, or other health regulatory authorities; lack of progress of our research and development (including the results of clinical trials being conducted by us); obtaining on a timely basis sufficient patient enrollment in our clinical trials; the impact of development of competing therapies and/or technologies by other companies; our ability to obtain additional financings required to fund our research programs; our ability to establish and maintain strategic license, collaboration and distribution arrangements and to manage our relationships with collaborators, distributors and partners; potential product liability risks and risks of securing adequate levels of product liability and clinical trial insurance coverage; the possible disruption of our operations due to terrorist activities and armed conflict, including as a result of the disruption of our subsidiary, our manufacturing facilities, collaborative partners, licensees, and clinical trial sites; and other factors described in our filings with the Securities and Exchange Commission. The statements are accurate only as of the date hereof and we disclaim any obligation to update this information, except as required by law.

About Protalix

                                Protalix has developed a proprietary plant cell culture
technology and innovative bioreactor system for the efficient and safe, large-scale production of complex human therapeutic proteins in plant cells.

           The company's platform technology is designed to
produce a range of human protein therapeutics for the bio-
pharmaceutical market.

      The lead product, prGCD, Glucocerebrosidase enzyme, for
treating Gaucher Disease, targets a $1 billion market and is scheduled to initiate Phase III clinical trial in mid 2007.

Company Highlights

Product-driven strategy: lead product, prGCD, Glucocerebrosidase for treating Gaucher Disease, targets a $1 billion market.

prGCD - scheduled to initiate Phase III in 2007.

Pipeline includes novel and biogeneric therapeutic proteins.

Strong IP positioning based on proprietary protein manufacturing platform in plant cell culture with advantages in terms of the glycosylation process, cost-effectiveness and safety.

Experienced Management Team led by board members such as Mr.
Eli Hurvitz, Chairman of Teva, and Dr. Phillip Frost, current Vice
Chairman of Teva and former Chairman and CEO of IVAX.

Partnership strategy: generating alliances with biopharmaceutical and large cap pharmaceutical  companies.

Protalix BioTherapeutics, Inc. - Publicly traded on the
American Stock Exchange (AMEX: PLX).

Board of Directors

Mr. Eli Hurvitz - Chairman of Protalix’s BOD; Chairman, Teva Pharmaceutical Industries

Dr. Phillip Frost - Vice Chairman Teva; Former Chairman & CEO, IVAX Corp.

Mr. Zeev Bronfeld - CEO, Biocell

Mr. Amos Bar-Shalev - Director, Technorov VC fund

Dr. Jane Hsiao - Former Vice Chairman, IVAX Corp.

Mr. Eyal Sheratzki - Co-CEO, Ituran

Gen. (res.) Pinchas Buchris - Managing Director, Tamares, Venture Partner, APAX

Mr. Sharon Toussia-Cohen - CEO, Marathon VC fund

Dr. Yoseph Shaaltiel - Founder & E.VP of R&D, Protalix

Dr. David Aviezer - President & CEO, Protalix

Protalix Pipeline

PhaseIII

prGCD II

PRX- 103

PRX-111

PRX-102

prGCD

NDA

Phase II

Phase I

Preclinical

Validation

                                                               **

-  Denotes projected pipeline status during 2007

**- prGCD Phase II has been waived by FDA

Target selection-Global strategy

First target: Gaucher Disease.

Think “Big” and Globally, for a well
established and lucrative market, but seek a
“Small” niche market as to number of
patients, treatment centers, marketing
efforts, etc.

Seek Global collaboration partners for large
patient population targets.

prGCD for treating Gaucher
Disease: Highlights

Well established, lucrative billion dollar niche market with wide profit margins. Cerezyme® produced in mammalian cells,
generated 2006 sales of $ 1 Billion, without competition on the market (Source: Genzyme announcement 2007)

FDA- approved clinical regulatory path:

Phase I: completed

Phase II: waived by FDA

Phase III: initiation -mid 2007

Proven superior bioactivity in various models

Strong IP positioning due to circumvention of patents

prGCD clinical grade production serves as major proof of concept for Protalix’s platform

V, umol/min/mg

Cerezyme and prGCD cellular uptake
Cerezyme
prGCD
O.D 405nm
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
-0.05
0 u/ml
1.6 u/ml
3.2 u/ml
6.4 u/ml
Enzyme concentration

Protalix
Biotherapeutics

prGCD: Equal to Superior
Biological Activity

0

25

50

75

100

125

0

1

2

Cerezyme

prGCD

S, uM

prGCD has superior enzymatic activity degrading the natural substrate when compared to Cerezyme® :

Gaucher patients macrophages
model: prGCD demonstrates superior
uptake vs. Cerezyme® following 24
and 48 hours of incubation

Enhanced uptake of prGCD by
mouse macrophages compared to
Cerezyme®:

מכון ויצמן למדע
WEIZMANN INSTITUTE OF SCIENCE

Protalix
Biotherapeutics

Similar three dimensional
structure

Three dimensional crystal
structure of prGCD solved
by a team of world
renowned scientists from the
Weizmann Institute of
Science is comparable to
Cerezyme® structure

Regulatory Development -
Global Thinking

First target: Gaucher Disease

Meet with FDA very early in the process.

Gain insight as to what the regulatory
global “real world” will require, as early
as possible in the development stage of
your drug candidate.

Perform clinical studies globally.

prGCD Phase I Study:
Summary

Safety study of three single escalating doses administered as intravenous infusions in healthy volunteers.

Design: Single-center, non-randomized, open label performed at Hadassah
Medical Center, Jerusalem, Israel.

Study performed under FDA IND approval.

Results: Treatment successfully completed:

prGCD was well tolerated.

Highly satisfactory safety lab results.

Pharmacology – prolonged half life of drug in serum.

Final report submitted.

Comparison of PK data:
prGCD  vs. Cerezyme®

prGCD data:

Preclinical-Primates

T1/2~13-20 minutes

Phase I: Human data:
T1/2~10.5-14.5 minutes

Cerezyme (published data):

Preclinical-Primates:

T1/2~ 6.8-8 minutes

Human data

T1/2~3.6-10.4 minutes

Multi-center world wide study: efficacy
and safety in untreated patients with
significant symptoms of Gaucher Disease.

Protocol outline reviewed by FDA:
randomized, double blind, parallel groups,
dose-ranging study.

Measurable efficacy end point.

prGCD Phase III: Study Design

Phase III Milestones

Israel Ministry of Health
approval to initiate
Phase III study

FDA approval to
initiate Phase III study

  - Initiate Phase III trial

Plant Cell Technology Demonstration

The Technology Platform

Expression of recombinant
human proteins in a
proprietary plant cell
bioreactors:

safe

simple to handle

friendly to plant cell growth

cost efficient

easily up-scalable

Built in line with FDA
guidelines and GMP
standards

Protalix Manufacturing Facility:
~ 5000 Sq/ft. of clean rooms

hFSHR
CPM
800000
400000
0
0.01
1
100
10000
mIU/ml

Figure 1. Dose-response curves of the Protalix compounds 1651 (in purple), 1652 (in orange), and 1653 (in dark green), and of rec-FSH (Gonal-f RFF) (in black) on the hFSHR. Each data point is in duplicate and each compound was tested in 4 independent experiments with a representative plot shown here.

Protalix
Biotherapeutics

Follicle Stimulating Hormone

Follicle-Stimulating Hormone (FSH)
regulates several major reproductive
functions of the human female body
(IVF).

Growing $1 billion market.

Protein consisting of a common alpha
subunit non-covalently bound to a beta
subunit.

Protalix is also co-developing a
proprietary variant of FSH with
Compugen.

IgG1-CHO

IgG4-Protalix
*

IgG1-Protalix

Control

FACS Analysis of Protalix IgG1
and IgG4 Ab’s Binding to Jurkat
Leukemia Cells- Compared to
CHO IgG1:

Heavy Chain

Light Chain

Human IgG
Standard

Recombinant

IgG produced by

Protalix’s plant

culture system

Monoclonal Antibodies:

Proof of concept

Protalix system may represent an
alternative platform for hard-to-
express proteins in mammalian
systems, including some monoclonal
antibodies

Two-Armed Business Model

Share risks and profits by
forming early-stage co-
development partnering
deals for biotherapeutic
proteins

Examples: TEVA

Internal development of
Protalix’s proprietary
specialty market oriented
therapeutic proteins into
advanced commercial
stage

Example: prGCD, for
treating Gaucher Disease

Partnership Validation

2006- Teva Pharmaceutical
Industries:
Agreement for co-development of
two therapeutic proteins

2005- Bayer (Icon Genetics):
License agreement for
complementary technology

Protalix is constantly
seeking new value-
adding partnerships

Global Financial Strategy

Use non-equity funding from sources such as
Israeli chief scientist governmental grants at
early stage.

Bring in top-tier early stage US and global investors
early in the financing process.

Select late stage investors with global perception of
capital markets and the pharmaceutical arena.

Increase financial and strategic visibility by becoming
public in the US (AMEX:PLX).

Innovative and Biogeneric
Protein Therapeutics

Contact:

Dr. David Aviezer

President & CEO
david@protalix.com

Thank
You!